Annual Report

June 30, 2001

T. Rowe Price
Blue Chip Growth Portfolio

Dear Investor

Equity markets retreated during the six months ended June 30, as the U.S. economy struggled. Sharp declines in business spending negatively affected corporate earnings, which in turn eroded investor confidence. Despite a recovery in April and May, most market averages declined meaningfully for the period, with the S&P 500 down almost 7%. However, performance was uneven, and large growth companies lagged the averages as investors preferred small-cap, mid-cap, and value stocks.

  Performance Comparison

  Periods Ended 6/30/01                                                 6 Months
  ------------------------------------------------------------------------------

  Blue Chip Growth Portfolio                                              -9.60%

  S&P 500 Index                                                           -6.70

  Lipper Variable Annuity Large-Cap
  Growth Funds Average                                                   -14.71


  As shown in the accompanying table, the fund declined 9.6% for the first half of 2001. These showings modestly trailed the S&P but were superior to the peer group's average. While we are disappointed with any loss for our investors - we are also investors in the fund - we believe the fund has performed reasonably well, given the sharp correction in large growth stocks.

  The difficult market made careful stock selection even more critical. One element of our strategy is to selectively add high-quality growth companies in out-of-favor sectors, and in many instances, these activities added value during the period. However, we must acknowledge (with the humility the market routinely instills) that we were generally wrong in doing this in the technology area. Fortunately, our research helped us sidestep the worst of the downdraft and trade into better-positioned companies.

MARKET ENVIRONMENT

  The U.S. economy formed a poor backdrop to the domestic stock markets in the first half of 2001. GDP grew at just over a 1% annual rate, and industry decelerated as it tried to adjust to excess inventory and weak demand. Unemployment also inched upward, and consumer and corporate spending waned. In this environment, corporate earnings were inconsistent and, at times, disastrous.

  The Federal Reserve tried to reinvigorate the economy with six cuts in the fed funds rate totaling 275 basis points (two and three-quarters percentage points). Fed funds ended the period at 3.75%-a seven-year low. Historically, stocks rise when rates decline as investors anticipate improving business conditions. This time, however, few market segments benefited, primarily small-caps that had been ignored by investors and certain value stocks. In a slowing economy, investors seemed concerned that earnings would not grow sufficiently to justify the high prices on growth stocks.

  The technology and telecommunications sectors continued to implode as companies in these industries contended with overcapacity and reduced technology spending. Poor earnings reports were common: Nortel Networks, for example, announced one of the largest quarterly losses in corporate history. However, a handful of large-cap tech issues, such as Microsoft, bucked the negative trend and posted strong gains.

  Health care stocks were also disappointing in the last six months. Pharmaceutical shares are usually buoyed by steady demand for drugs during periods of economic weakness, but many leading companies have not been successful recently in securing new drug approval from an increasingly cautious FDA. Despite lower short-term interest rates, utilities and financial services stocks-two rate-sensitive groups that performed well last year-were mostly lower in the last six months. Utilities struggled in the wake of California's energy crisis, while several segments of the financial sector, notably brokerages and asset managers, were hurt by the market's sharp decline.

PORTFOLIO REVIEW

  In general, we were disappointed at the size of losses coming from our technology holdings despite efforts to limit the damage. Cisco Systems, Corning, Oracle, Nokia, and Juniper Networks were major losers. We sharply reduced or eliminated holdings in several of these companies at prices above current levels. This was particularly true in the networking and optical area where stock declines exceeded 90% in some cases. Clearly, however, we could have been even more decisive in selling or avoiding these investments in the first place.

  However, when we reviewed winners and losers for the past six months, we were surprised that there were several technology-related stocks among the fund's winners. Microsoft and AOL Time Warner were important contributors to first-half performance. Adobe Systems (the top maker of software for formatting and printing documents) and VeriSign (the dominant registrar and registry for Internet names and a leader in Internet security services) were also major positive contributors.

  One way we tried to sidestep the carnage in technology was to focus on high-quality data processing companies. This yielded positive results for the fund. First Data, the leading processor of credit card transactions and Western Union money transfers, made significant gains. Concord EFS, the foremost processor of debit card and automatic teller network transactions, continued to generate very strong revenue and earnings growth, as well as good investment performance.

  Sector Diversification
                                                                         6/30/01
  ------------------------------------------------------------------------------

  Business Services and Transportation                                      11%

  Capital Equipment                                                           5

  Technology                                                                 11

  Consumer Services                                                          15

  Financial                                                                  24

  Energy and Utilities                                                        9

  Consumer Nondurables                                                       23

  Reserves                                                                    2
  ------------------------------------------------------------------------------

  Total                                                                     100%


  Media was one area in which most of our investments worked. Viacom, owner of CBS, Nickelodeon, MTV, Paramount, and significant radio broadcasting assets, was the third-largest contributor to performance. Employment search firm TMP Worldwide and publisher McGraw Hill also were winners in the first half of 2001.

  Your fund had more exposure to the financial services sector than the average growth fund, and these holdings performed inconsistently in 2001. Mortgage-loan companies Freddie Mac and Fannie Mae were top-performing holdings, while Progressive, a leading provider of nonstandard auto insurance, and Fifth Third Bancorp each notched strong gains. However, American Express and State Street stumbled as earnings growth was hurt by slowing corporate travel and the lackluster investing environment. We remain committed to financials in general because we think they should generate solid earnings gains in a sluggish economy. In fact, their earnings could be particularly strong relative to other large-cap companies. However, we are less confident of AmEx's near-term prospects and have reduced our position moderately.

  Health care was another area in which growth prospects appeared good but investment results were mixed. UnitedHealth Group was a solid performer for the full year, as were modest positions in Forest Laboratories, King Pharmaceuticals, and Cardinal Health. However, the stock of Waters (maker of equipment used in drug discovery) was crushed after the company noted some slowing in its business. Pfizer, Schering Plough, and Merck were each disappointing. We eliminated an already small position in Merck after expected growth was again reduced.

  Elsewhere in the portfolio, there were winners and losers in miscellaneous areas. Major winners included Philip Morris, Chevron, and GE. Conversely, Safeway, Coca-Cola, Automatic Data Processing, and oil services giant Baker Hughes were large losers. These declines were perplexing since each company produced relatively good corporate results, and several operate in industries that are not economically sensitive. All have been maintained as holdings because we are confident they will perform better in the future.

STRATEGY

  Our investment strategy focuses on maintaining positions in core holdings as long as the fundamentals remain strong and the valuations are reasonable. We established positions in companies such as Fifth Third Bancorp, a leading Midwestern bank with over 20 consecutive years of double-digit earnings growth. The bank has significant investments in processing businesses and an outstanding sales and credit culture.

  Abbott Labs was another major purchase. This health care giant has one of the most consistent earnings and dividend growth records among S&P 500 companies. The stock began to perform better as investors recognized an improving product pipeline. Earnings growth should also accelerate as its diagnostics business recovers from FDA sanctions.

  TMP Worldwide is the operator of Monster.com, the largest online employment search and services site. The company is solidly profitable and generates substantial cash flow. It should benefit from expansion in employment search via the Internet, as well as profitable employment services contracts with many Fortune 1000 companies.

  There were several notable sales. We eliminated Solectron and Stilwell Financial because we noted deteriorating earnings growth and because we could invest in comparable companies with better growth prospects. CVS, Bank of New York, and Danaher each experienced some slowing, with CVS suffering the most unexpected and disappointing deterioration. In all three cases (but particularly in the case of CVS) we were able to make substantial sales at prices well above current levels.

OUTLOOK

  The economic picture for the rest of the year remains challenging. However, we are most concerned with the outlook for corporate earnings, which is less certain than we would like. On balance, we feel that companies capable of generating consistent, sustained earnings growth, such as financials and health care firms, should appear attractive in an environment where only a few companies are able to report strong earnings growth. Our holdings in these areas have performed inconsistently in 2001, but they could excel over time.

  Aside from the slowing economy's effect on corporate earnings, the most serious challenge to continued stock gains may be high valuations. Even some presumably out-of-favor sectors are not cheap by absolute historical standards. However, we believe the outlook for U.S. stocks and your fund remains positive:

     o Inflation and interest rate levels are favorable.

     o Earnings growth is strong at selected high-quality companies, and valuations are much more reasonable than they were just six months ago.

     o Our favored blue chip holdings continue to benefit from top-notch, entrepreneurial management and sound business models. Through careful management of costs and proper incentives, many of these management teams have improved competitiveness and the durability and predictability of earnings.

     o Many of our holdings generate significant free cash flow. High-quality management teams can use this cash to repurchase shares or make acquisitions when challenging economic conditions weaken rivals.

  We appreciate your support.

  Respectfully submitted,

  Larry J. Puglia
  President and chairman of the fund's Investment Advisory Committee

  July 19, 2001

  The committee chairman has day-to-day responsibility for managing the portfolio and works with committee members in developing and executing the fund's investment program.

Portfolio Highlights
--------------------------------------------------------------------------------

Twenty-Five Largest Holdings
                                                    Percent of
                                                    Net Assets
                                                      6/30/01
--------------------------------------------------------------------------------

Citigroup                                                  4.0%

Pfizer                                                     3.7

GE                                                         3.7

Freddie Mac                                                3.5

Microsoft                                                  2.9

AOL Time Warner                                            2.8

First Data                                                 2.1

Exxon Mobil                                                2.0

Viacom                                                     2.0

UnitedHealth Group                                         1.9

Philip Morris                                              1.8

American Home Products                                     1.8

Fannie Mae                                                 1.7

Johnson & Johnson                                          1.7

Mellon Financial                                           1.4

Chevron                                                    1.4

Baxter International                                       1.3

Safeway                                                    1.3

PepsiCo                                                    1.3

Clear Channel Communications                               1.2

American International Group                               1.2

Marsh & McLennan                                           1.2

ACE Limited                                                1.2

Providian Financial                                        1.1

Wal-Mart                                                   1.1
--------------------------------------------------------------------------------

Total                                                     49.3%
--------------------------------------------------------------------------------

Note: Table excludes reserves.


Portfolio Highlights
--------------------------------------------------------------------------------

Major Portfolio Changes
Listed in descending order of size
Six Months Ended 6/30/01

TEN LARGEST PURCHASES
--------------------------------------------------------------------------------

Pfizer
Citigroup
GE
Freddie Mac
AOL Time Warner
Microsoft
First Data
UnitedHealth Group
American Home Products
Johnson & Johnson

TEN LARGEST SALES
--------------------------------------------------------------------------------

Merck *
Solectron *
Bank of New York
Baxter International
Corning
Danaher
CIGNA
Royal Dutch Petroleum
Oracle
CVS
--------------------------------------------------------------------------------

*Position eliminated.


Performance Comparison
--------------------------------------------------------------------------------

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.


                              S&P 500           Blue Chip     Lipper Variable
x                                                  Growth    Large-Cap Growth
                                                Portfolio          Funds Avg.

12/31/2000                     10,000              10,000              10,000
06/30/2001                      9,330               9,040               8,529


Financial Highlights
T. Rowe Price Blue Chip Growth Portfolio
(Unaudited)
--------------------------------------------------------------------------------

                            For a share outstanding throughout each period
                           ------------------------------------------------

                                                                    12/29/00
                                                                     Through
                                                                     6/30/01
--------------------------------------------------------------------------------

NET ASSET VALUE
Beginning of period                                                 $  10.00

Investment activities
  Net investment income (loss)                                          0.01
  Net realized and unrealized gain (loss                               (0.97)

  Total from investment activities                                     (0.96)

NET ASSET VALUE
End of period                                                       $   9.04
                                                                    --------

Ratios/Supplemental Data
Total return(diamond)                                                  (9.60)%

Ratio of total expenses to
average net assets                                                    0.85%!

Ratio of net investment
income (loss) to average
net assets                                                            0.15%!

Portfolio turnover rate                                               42.1%!

Net assets, end of period
(in thousands)                                                      $  5,132
                                                                    --------


(diamond)       Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions.

!               Annualized


The accompanying notes are an integral part of these financial statements.


Statement of Net Assets
T. Rowe Price Blue Chip Growth Portfolio
June 30, 2001 (Unaudited)
--------------------------------------------------------------------------------

                                                       Shares          Value
--------------------------------------------------------------------------------
                                                             In thousands

COMMON STOCKS 98.0%

FINANCIAL 24.2%

Insurance 5.0%

ACE Limited                                             1,510   $         59

American International Group                              710             61

Hartford Financial Services                               500             34

Loews                                                     200             13

Marsh & McLennan                                          600             60

Progressive                                               220             30

                                                                         257

Financial Services 13.2%

American Express                                          780             30

Capital One Financial                                     420             25

Charles Schwab                                            730             11

Citigroup                                               3,930            208

Fannie Mae                                              1,000             85

Franklin Resources                                        300             14

Freddie Mac                                             2,570            180

Goldman Sachs                                             200             17

Household                                                 100              7

Morgan Stanley Dean Witter                                620             40

Providian Financial                                       970             57

                                                                         674

Bank and Trust 6.0%

Bank of America                                           500             30

Bank of New York                                          900             43

Fifth Third Bancorp                                       800             48

J.P. Morgan Chase                                         370             17

Mellon Financial                                        1,590             73

State Street                                            1,000             50

Wells Fargo                                             1,040             48

                                                                         309

Total Financial                                                        1,240


UTILITIES 2.0%

Telephone 1.8%

Sprint PCS *                                            1,900             46

Vodafone ADR                                            2,130             47

                                                                          93

Electric Utilities 0.2%
Duke Energy                                               200              8

                                                                           8

Total Utilities                                                          101


                                                       Shares          Value
--------------------------------------------------------------------------------
                                                           In thousands

CONSUMER NONDURABLES 22.9%

Beverages 2.3%

Coca-Cola                                               1,150   $         52

PepsiCo                                                 1,480             65

                                                                         117

Hospital Supplies/Hospital Management 2.7%

Abbott Laboratories                                       700             34

Baxter                                                  1,400             68

HCA-Healthcare                                            600             27

Medtronic                                                 240             11

                                                                         140

Pharmaceuticals 12.6%

Allergan                                                  500             43

American Home Products                                  1,540             90

Amgen *                                                   400             24

Forest Laboratories *                                     200             14

Genentech *                                               560             31

IDEC Pharmaceuticals *                                    380             26

Johnson & Johnson                                       1,700             85

King Pharmaceuticals *                                    300             16

MedImmune *                                               800             38

Pfizer                                                  4,730            189

Pharmacia                                               1,170             54

Schering-Plough                                           990             36

                                                                         646

Health Care Services 3.5%

CIGNA                                                     200             19

Laboratory Corporation of America *                       180             14

UnitedHealth                                            1,600             99

Wellpoint Health Networks *                               500             47

                                                                         179

Miscellaneous Consumer Products 1.8%

Philip Morris                                           1,850             94

                                                                          94

Total Consumer Nondurables                                             1,176


CONSUMER SERVICES 14.7%

General Merchandisers 1.8%

Target                                                  1,070             37

Wal-Mart                                                1,160             56

                                                                          93

T. Rowe Price Blue Chip Growth Portfolio
June 30, 2001 (Unaudited)
--------------------------------------------------------------------------------

                                                       Shares          Value
--------------------------------------------------------------------------------
                                                            In thousands

Specialty Merchandisers 3.5%

CVS                                                       400   $         15

Home Depot                                              1,000             47

Kroger *                                                2,030             51

Safeway *                                               1,400             67

                                                                         180

Entertainment and Leisure 0.3%

MGM Grand *                                               500             15

                                                                          15

Media and Communications 9.1%

AOL Time Warner *                                       2,700            143

AT&T Liberty Media (Class A) *                          1,480             26

Clear Channel Communications *                          1,000             63

Comcast (Class A Special) *                             1,050             46

Crown Castle *                                            760             12

Fox Entertainment Group (Class A) *                       500             14

McGraw-Hill                                               350             23

TMP Worldwide *                                           600             36

Viacom (Class B) *                                      1,951            101

                                                                         464

Total Consumer Services                                                  752


TECHNOLOGY 10.2%

Electronic Components 3.1%

Altera *                                                  700             20

Analog Devices *                                          900             39

EMC *                                                     900             26

Intel                                                     600             18

LSI Logic *                                                40              1

Maxim Integrated Products *                               800             35

QLogic *                                                   30              2

Texas Instruments                                         200              6

Xilinx *                                                  340             14

                                                                         161

Electronic Systems 2.9%

Applied Materials *                                       660             32

Dell Computer *                                           830             22

Flextronics *                                           2,070             54

KLA-Tencor *                                              200             12

Waters Corporation *                                    1,000             28

                                                                         148


                                                       Shares          Value
--------------------------------------------------------------------------------
                                                             In thousands

Information Processing 0.2%

IBM                                                       100   $         11

                                                                          11

Specialized Computer 0.3%

Sun Microsystems *                                        410              7

Symbol Technologies                                       400              9

                                                                          16

Telecommunications 2.3%

Cisco Systems *                                         2,950             54

Corning                                                   250              4

Nokia ADR                                               1,570             35

QUALCOMM *                                                400             23

                                                                         116

Aerospace and Defense 0.6%

Honeywell                                                 500             17

United Technologies                                       200             15

                                                                          32

E-Commerce 0.8%

VeriSign *                                                700             42

                                                                          42

Total Technology                                                         526


CAPITAL EQUIPMENT 5.0%

Electrical Equipment 4.7%

GE                                                      3,870            189

Tyco                                                      930             51

                                                                         240

Machinery 0.3%

Danaher                                                   250             14

                                                                          14

Total Capital Equipment                                                  254


BUSINESS SERVICES AND TRANSPORTATION 10.0%

Computer Service and Software 7.7%

Adobe Systems                                             500             23

Automatic Data Processing                                 780             39

First Data                                              1,640            105

Juniper Networks *                                        100              3

Microsoft *                                             2,010            147

Oracle *                                                1,290             25

Peregrine Systems *                                       210              6

Siebel Systems *                                          470             22

VERITAS Software *                                        400             27

                                                                         397


T. Rowe Price Blue Chip Growth Portfolio
June 30, 2001 (Unaudited)
--------------------------------------------------------------------------------

                                                       Shares          Value
--------------------------------------------------------------------------------
                                                           In thousands

Distribution Services 0.3%

Cardinal Health                                           225   $         15

                                                                          15

Miscellaneous Business Services 2.0%

Concord EFS *                                           1,000             52

Omnicom                                                   390             34

Waste Management                                          500             15

                                                                         101

Total Business Services and Transportation                               513


ENERGY 6.8%

Energy Services 1.5%

Baker Hughes                                            1,470             49

BJ Services *                                             640             18

Transocean Sedco Forex                                    210              9

                                                                          76

Integrated Petroleum-Domestic 0.5%

Amerada Hess                                              350             28

                                                                          28

Integrated Petroleum - International 4.5%

BP                                                        570             29

Chevron                                                   800             72

Exxon Mobil                                             1,180            103

Royal Dutch Petroleum ADR                                 460             27

                                                                         231

Gas & Gas Transmission 0.3%

El Paso                                                   250             13

                                                                          13

Total Energy                                              348

Total Miscellaneous Common Stocks 2.2%                                   116

Total Common Stocks (Cost $5,082)                                      5,026


                                                       Shares          Value
--------------------------------------------------------------------------------
                                                           In thousands

SHORT-TERM INVESTMENTS 3.2%

Money Market Funds 3.2%

T. Rowe Price Reserve Investment
  Fund, 4.34% # 167,290                                             $    167

Total Short-Term Investments
  (Cost $167)                                                            167

Total Investments in Securities
101.2% of Net Assets (Cost $5,249)                                  $  5,193
Other Assets Less Liabilities                                            (61)

NET ASSETS                                                          $  5,132
                                                                    --------

Net Assets Consist of:
Accumulated net investment income -
net of distributions                                                $      3

Accumulated net realized gain/loss -
net of distributions                                                    (207)

Net unrealized gain (loss)                                               (56)

Paid-in-capital applicable to
567,590 shares of $0.0001 par value
capital stock outstanding; 1,000,000,000
shares of the Corporation authorized                                   5,392

NET ASSETS                                                          $  5,132
                                                                    --------


NET ASSET VALUE PER SHARE                                           $   9.04
                                                                    --------


#    Seven-day yield
*    Non-income producing
ADR  American Depository Receipt


The accompanying notes are an integral part of these financial statements.


Statement of Operations
Unaudited
T. Rowe Price Blue Chip Growth Portfolio
In thousands
--------------------------------------------------------------------------------


                                                                    6 Months
                                                                       Ended
                                                                     6/30/01
--------------------------------------------------------------------------------

Investment Income (Loss)
Income
  Dividend                                                          $     16
  Interest                                                                 4

  Total income                                                            20

Expenses
  Investment management and administrati                                  17

Net investment income (loss)                                               3

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on securities                                  (207)
Change in net unrealized gain or loss
on securities                                                            (56)

Net realized and unrealized gain (loss)                                 (263)

INCREASE (DECREASE) IN NET
ASSETS FROM OPERATIONS                                               $  (260)
                                                                     --------


The accompanying notes are an integral part of these financial statements.


Statement of Changes in Net Assets
Unaudited
T. Rowe Price Blue Chip Growth Portfolio
--------------------------------------------------------------------------------
In thousands

                                                                    6 Months
                                                                       Ended
                                                                     6/30/01

Increase (Decrease) in Net Assets
Operations
  Net investment income (loss)                                      $      3
  Net realized gain (loss)                                              (207)
  Change in net unrealized
  gain or loss                                                           (56)

  Increase (decrease) in net assets
  from operations                                                       (260)

Capital share transactions *
  Shares sold                                                          6,040
  Shares redeemed                                                       (648)

  Increase (decrease) in net assets from
  capital share transactions                                           5,392

Net Assets
Increase (decrease) during period                                      5,132
Beginning of period                                                     --

End of period                                                       $  5,132
                                                                    --------

*Share information
  Shares sold                                                            643
  Shares redeemed                                                        (75)

  Increase (decrease) in shares outstand                                 568


The accompanying notes are an integral part of these financial statements.


Notes to Financial Statements
Unaudited
T. Rowe Price Blue Chip Growth Portfolio
June 30, 2001
--------------------------------------------------------------------------------

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

  T. Rowe Price Equity Series, Inc. (the corporation) is registered under the Investment Company Act of 1940. The Blue Chip Growth Portfolio (the fund), a diversified, open-end management investment company, is one of the portfolios established by the corporation and commenced operations on December 29, 2000. The fund seeks to provide long-term capital growth; income is a secondary objective. The shares of the fund are currently being offered only to separate accounts of certain insurance companies as an investment medium for both variable annuity contracts and variable life insurance policies.

  The accompanying financial statements were prepared in accordance with generally accepted accounting principles, which require the use of estimates made by fund management.

  Valuation - Equity securities listed or regularly traded on a securities exchange are valued at the last quoted sales price at the time the valuations are made. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security. Listed securities not traded on a particular day and securities regularly traded in the over-the-counter market are valued at the mean of the latest bid and asked prices. Other equity securities are valued at a price within the limits of the latest bid and asked prices deemed by the Board of Directors, or by persons delegated by the Board, best to reflect fair value.

  Investments in mutual funds are valued at the closing net asset value per share of the mutual fund on the day of valuation.

  Assets and liabilities for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by or under the supervision of the officers of the fund, as authorized by the Board of Directors.

  Other - Income and expenses are recorded on the accrual basis. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Dividend income and distributions to shareholders are recorded by the fund on the ex- dividend date. Income and capital gain distributions are determined in accordance with federal income tax regulations and may differ from net investment income and realized gains determined in accordance with generally accepted accounting principles.


NOTE 2 - INVESTMENT TRANSACTIONS

  Purchases and sales of portfolio securities, other than short-term securities, aggregated $6,101,000 and $812,000, respectively, for the six months ended June 30, 2001.


NOTE 3 - FEDERAL INCOME TAXES

  No provision for federal income taxes is required since the fund intends to qualify as a regulated investment company and distribute all of its taxable income.

  At June 30, 2001, the cost of investments for federal income tax purposes was substantially the same as for financial reporting and totaled $5,249,000. Net unrealized loss aggregated $56,000 at period end, of which $296,000 related to appreciated investments and $352,000 to depreciated investments.


NOTE 4 - RELATED PARTY TRANSACTIONS

  The fund is managed by T. Rowe Price Associates, Inc. (the manager or Price Associates), a wholly owned subsidiary of T. Rowe Price Group. The investment management and administrative agreement between the fund and the manager provides for an all-inclusive annual fee. The fee, computed daily and paid monthly, is equal to 0.85% of the fund's average daily net assets. The agreement provides that investment management, shareholder servicing, transfer agency, accounting, and custody services are provided to the fund, and interest, taxes, brokerage commissions, directors' fees and expenses, and extraordinary expenses are paid directly by the fund.

  The fund may invest in the T. Rowe Price Reserve Investment Fund and T. Rowe Price Government Reserve Investment Fund (collectively, the Reserve Funds), open-end management investment companies managed by Price Associates. The Reserve Funds are offered as cash management options only to mutual funds and other accounts sponsored by Price Associates, and are not available to the public. The Reserve Funds pay no investment management fees. Distributions from the Reserve Funds to the fund for the six months ended June 30, 2001, totaled $4,000 and are reflected as interest income in the accompanying Statement of Operations.

This report is authorized for distribution only to those who have received a copy of the portfolio's prospectus.

T.Rowe Price, Invest With Confidence
100 East Pratt Street
Baltimore, MD 21202


T. Rowe Price Investment Services, Inc., Distributor

TRP594 (6/01)
K15-232 6/30/01